SCHEDULE 14A
                                 RULE 14a - 101
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (Amendment No. _____)

  Filed by the Registrant [x]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [x]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
  [ ]   Definitive Proxy Statement                 by Rule 14s-6(e)(2))

  [ ]   Definitive Additional Materials

  [ ]   Soliciting Material Under Rule 14a-12

                              DHB CAPITAL GROUP INC
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                (Name or Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

  [x]   No fee required.

  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

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  (2)   Aggregate number of securities to which transaction applied:

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                                       1

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

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  (4)   Proposed maximum aggregate value of transaction:

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  (5)   Total fee paid:

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  [ ]   Fee paid previously with preliminary materials:

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  [ ]   Check box if any part of the fee is offset as  provided by  Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)   Amount Previously Paid:

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  (2)   Form, Schedule or Registration Statement No.:

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  (3)   Filing Party:

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  (4)   Date Filed:

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


                             DHB CAPITAL GROUP INC.
                               555 WESTBURY AVENUE
                           CARLE PLACE, NEW YORK 11514

                               TEL. (516) 997-1155


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY given of the Annual Meeting of Stockholders of DHB Capital Group Inc. (the "Company") will be held on Friday, July 20, 2001 at 5:00 p.m. at the office of the Company located at 555 Westbury Ave., Carle Place, NY 11514. The meeting is being called for the following purposes:

         1. To elect five directors.

         2. To approve a change in the name of the Company to "DHB Industries, Inc."

         3. To ratify the appointment of independent accountants.

         4. To transact such other business as may properly come before the meeting.

         Accompanying this Notice is the Proxy Statement and form of Proxy.

         Only stockholders of record at the close of business on June 20, 2001 will be entitled to vote at the meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                                                          DAWN M.  SCHLEGEL
                                                          SECRETARY

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                             DHB CAPITAL GROUP INC.
                               555 WESTBURY AVENUE
                           CARLE PLACE, NEW YORK 11514

                               TEL. (516) 997-1155

                                 PROXY STATEMENT

This Proxy Statement, and the Company's 2000 Annual Report are first being sent to stockholders on or about June 29, 2001 in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2001 Annual Meeting of Stockholders to be held on July 20, 2001.

                           PURPOSES OF ANNUAL MEETING

The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) approving an amendment to the Certificate of Incorporation changing the Company's name to DHB Industries, Inc.; (3) ratifying the selection of Paritz and Company P.A. as auditors of the Company for 2001; and (4) transacting such other business as may properly come before the meeting.

The person named in the enclosed Proxy has been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. She has indicated that, unless otherwise indicated in the enclosed Proxy, she intends to vote for the election of the nominees listed below and in favor of Proposals 2 and 3 above.

Any stockholder signing and returning the enclosed form of Proxy has the power to revoke it by giving written notice to the Secretary of the meeting or by the delivery of a later dated proxy. Presence at the meeting does not itself revoke the proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted at the meeting in accordance with the directions specified in the proxy. If no directions are given, the proxy will be voted for the election of the five director nominees and "For" Proposals 2 and 3.

The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the person named in the Proxy will vote in accordance with her judgment on such matters.

                       VOTING RIGHTS AND PRINCIPAL HOLDERS

The close of business on June 20, 2001 has been fixed as the record date for the determination of holders of record of the shares of Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 31,419,847 shares. A quorum consisting of a majority of all shares outstanding and entitled to vote at the meeting, present in person or represented by proxy, is required for the purpose of considering all of the matters to come before the meeting. A quorum being present, directors are elected by a plurality of shares voted; the change of the corporate name requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon; and the ratification of the appointment of independent accountants requires the affirmative vote of a majority of the votes cast.

At the meeting, broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast. However, broker non-votes and abstentions have the same effect as a vote against the proposal to change the corporate name.

                         PERSONS MAKING THE SOLICITATION

Solicitation will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Each director of the Company is elected annually and holds office until the next annual meeting of stockholders and until his or her successors are duly elected. In the absence of instructions to the contrary, the shares represented by proxy will be voted for the election of the nominees listed below. Four of the nominees are currently directors and Mr. Nadelman, the fifth nominee, was previously a director.

Each individual nominated for election as a director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

The Board of Directors recommends that each stockholder vote "FOR" the Board of Directors' nominees.




                                     PRINCIPAL OCCUPATION PAST FIVE YEARS,                            DIRECTOR
NAME OF NOMINEE         AGE                    OTHER DIRECTORSHIPS                                      SINCE
---------------         ---                    -------------------                                    --------

David H. Brooks         46       Chairman  or  Co-Chairman  of the Company  since 1992,  and Chief       1992
                                 Executive  Officer  from  1992 to 1998 and from  July 2000 to the present.

Dawn M. Schlegel        32       Chief Financial  Officer of the Company since 1999, and Treasurer       2000
                                 and Secretary of the Company since  September  1999,  having held various financial positions with the Company since 1996.

Morten A. Cohen         66       Chairman,  President & CEO of Clarion  Capital  Corp.,  a private       1996
                                 small  business  investment  company  for more than  five  years.
                                 Director of Cohesant Technologies Inc and Zemex Corporation.

Jerome Krantz           45       President of Krantz Financial Group for over five years.                2000

Gary Nadelman           49       President of personal investment  operation for the past year and   New Nominee
                                 the  President  of  Synari,   Inc.,  a  manufacturer  of  women's
                                 sportswear and other apparel, for over five years.


The Directors serve for a term of one year following their election at the Annual Meeting of Stockholders, and until their successors have been elected and qualified. The officers serve at the discretion of the Board of Directors. There were two telephonic meetings of the Board of Directors in 2000 and each of the Directors attended all of the meetings held. Messrs. Cohen and Krantz serve on the Audit and Compensation Committees, but no formal meetings of such committees were held in 2000. The Company's Directors discharge their responsibilities throughout the year by personal meetings and other communications, including frequent and considerable telephone contact with each other regarding matters of interest and concern to the Company. Formal action is customarily accomplished by the unanimous written consent of the Directors.

During 2000 Directors who were not officers or employees of the Company did not receive any compensation for serving as such, but were reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities. However, the Company has periodically granted stock options to the directors for their services and in May 2001, the directors received warrants for 25,000 shares with an exercise price of $2.00.

                             EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding the compensation of the executive officers whose total salary and bonus for the year ended December 31, 2000, exceeded $100,000:


---------------------------------- ------------ ----------------------------------------------- ----------------------
                                                                                                      Long Term
                                                                                                 Compensation Awards
                                                             Annual Compensation
---------------------------------- ------------ ----------------------------------------------- ----------------------
   Name and Principal Position                                                                       Securities
                                                                               Other Annual          Underlying
                                      Year         Salary(1)       Bonus       Compensation         Option/SAR's
---------------------------------- ------------ ---------------- ---------- ------------------- ----------------------
David Brooks, Chairman and Chief      2000             $413,542          0                   0              3,750,000
Executive                             1999              143,750          0                   0                      0
Officer                               1998               50,000          0                   0                      0

---------------------------------- ------------ ---------------- ---------- ------------------- ----------------------
Sandra Hatfield                       2000             $152,098          0                   0                400,000
President of Point Blank              1999              149,196          0                   0                      0
                                      1998              149,080          0                   0                      0
---------------------------------- ------------ ---------------- ---------- ------------------- ----------------------
Leonard Rosen, (2)                    2000             $165,400          0                   0                      0
President of PACA                     1999              165,400          0                   0                      0
                                      1998              163,750          0                   0                      0
---------------------------------- ------------ ---------------- ---------- ------------------- ----------------------

  ------------------------------------------------------------------------------------------------------------------
         (1)      Although certain officers  receive certain  benefits,  such as auto  allowances  and  expense  allowances,  the value of such perquisites did not exceed the lesser of $50,000 or 10% of the respective officers' salary and bonus.
         (2)      Mr. Rosen's employment terminated in February 2001.

In July 2000, Mr. Brooks and the Company entered into a new five-year employment agreement. Pursuant to the agreement, Mr. Brooks receives an annual salary of $500,000 through July 2001, with annual increases of $50,000 thereafter. The terms of Mr. Brooks' contract provides for 3,750,000 warrants exercisable at $1.00 and vesting 20% immediately and in 20% annual increments thereafter. The warrants expire in July 2010.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. To the
Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a)
filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.


                      Warrants Granted in Last Fiscal Year

                                                                                            Potential Gain at
                                                                                            assumed Annual Rates
                                                                                            of Stock Price
                                                                                            Appreciation for
                  Number of      % of Total                                                 Option Term (1):
                  Securities     Options/SARs
                  underlying     granted to             Exercise or
                  options/SAR's  employees in           Base Price        Expiration
Name              Granted        Fiscal Year            ($/Share)         Date           5%            10%
----              -------        -----------            ---------         ----           --            ---

David Brooks      3,750,000(2)      88%                   $1.00           7/1/10     $2,358,355    $5,976,534
Sandra Hatfield     400,000(3)       9%                   $2.00          12/31/06    $  503,116    $1,274,994
Leonard Rosen             0          0%                     N/A

         1. These amounts assume hypothetical appreciate rates of 5% and 10% over the term of the option, as required by the SEC, and are not intended to forecast the appreciation of the stock price. No gain to the name officers will occur unless the price of DHB's shares exceeds the options' exercise price.
         2. One-fifth of the shares covered by these warrants are exercisable immediately, and 20% annual thereafter.
         3. These warrants vest annually over four years.

     No warrants or options have been exercised by executive officers during 2000.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of June 8, 2001, for (i) each director and director nominee (ii) each person known by the Company to beneficially own more than five percent of the shares of outstanding Common Stock, (iii) each of the executive officers listed in the Summary Compensation Table in "Executive Compensation" and (iv) all of the Company's executive officers, directors, and director nominees as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power.

                          Number of Shares
Name                     Beneficially Owned                    Percent Owned
----                     ------------------                    -------------
David Brooks                20,775,600 (2)                        51.5%

Morton Cohen                 1,315,300 (3)                         3.2%

Sandra Hatfield                100,000 (4)                           *

Dawn Schlegel                   30,500 (5)                           *

Leonard Rosen                   45,142                               *

Gary Nadelman                  280,000 (6)                           *

Jerome Krantz                   50,000 (7)                           *


All officers, Directors
and nominees as a group
(6 persons)                 22,596,542 (8)                        56%


                                                          * - Less than one (1%)

         1. Based upon 31,419,847 shares outstanding as of June 8, 2001. In calculating the percentage owned by any individual, officer, or director, the number of currently exercisable warrants and options have been included in calculation of percentage owned. Currently exercisable options or warrants are those, which are exercisable within 60 days after June 8, 2001.

         2. Consists of 7,500,600 shares owned by Mr. Brooks and 4,500,000 owned by his wife as custodian for his minor children as well as 8,800,000 shares acquirable under currently exercisable warrants. As the only person with more than 5% ownership of the Company, Mr. Brooks address is 555 Westbury Avenue, Carle Place NY 11514.

         3. Clarion Capital Corporation, Clarion Offshore Fund Ltd, and Clarion Partners of which Morton Cohen is an executive or director, own 1,265,300 shares. Mr. Cohen may acquire an additional 50,000 shares upon exercise of currently exercisable warrants for serving on the Board.

         4. Includes   100,000  shares  issuable  under  currently   exercisable
            warrants awarded to Mrs. Hatfield.

         5. Includes 30,000 shares that may be acquired upon exercise of a currently exercisable warrant.

         6. Includes 25,000 shares that may be acquired upon exercise of currently exercisable warrants.

         7. Includes 25,000 shares that may be acquired upon exercise of currently exercisable warrants.

         8. Included 8,961,000 shares that may be acquired upon exercise of currently exercisable warrants of common stock held by directors and officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has funded certain of its acquisitions through the use of term loans from Mr. David H. Brooks, Chairman of the Board of the Company, and Mrs. Terry Brooks, his wife. The balance of the shareholder loans at December 31, 2000 was $16,046,469. These shareholders' loans expire in November 2002 and bear interest at 12% per annum.

Point Blank Body Armor, Inc., a Company subsidiary, leases a 67,000 square foot office and manufacturing facility in Oakland Park, Florida, from V.A.E. Enterprises ("V.A.E."), a partnership controlled by Terry Brooks, wife of Mr. David H. Brooks, and beneficially owned by Mr. and Mrs. Brooks' minor children. A portion of the facility is subleased to NDL Products, Inc., another subsidiary of the Company. The annual aggregate base rental is $607,353 and increases by 6% per year until the lease expires in December 31, 2010. Point Blank and NDL Products, as lessees, are responsible for all real estate taxes and other operating and capital expenses.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for developing the Company's executive compensation policies and determining the compensation paid to the Company's Chief Executive Officer and its other executive officers.

The Compensation Committee did not hold any formal meetings during 2000, but discharged their responsibility throughout the year through personal meetings and other communications. The Committee approved the new contract with Mr. Brooks, the Company's Chief Executive Officer, entered into last year. The Committee considers the executive compensation currently paid to Mr. Brooks and the other executives appropriate for executives performing comparable services.

                          Compensation Committee:
                          Morton Cohen, Chrm.
                          Jerome Krantz

                             AUDIT COMMITTEE REPORT

The members of the audit committee met independently with management of the Company and reviewed and discussed the audited financial statements with them. The audit committee held no separate discussion with the independent auditors. Based on their discussion with management, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission.

This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                          Audit Committee:
                          Martin A. Cohen, Chrm.
                          Jerome Krantz

                                PERFORMANCE GRAPH

The following indexed graph indicates the Company's total return to its stockholders since June 4, 1998 (the day the Company's stock began trading on Nasdaq) as compared to the total return for the Nasdaq Market Index and Medical Appliances/Equipment Industry Group Index (as complied by Media General Financial Service).

         See Table below [AT END OF PROXY STATEMENT].

                                   PROPOSAL 2

                 APPROVAL OF NAME CHANGE TO DHB INDUSTRIES, INC.

On May 31, 2001, the Board of Directors approved, subject to stockholders' approval, an amendment to the Company's Certificate of Incorporation to change the name of the Company to "DHB Industries, Inc.".

The Board believes that the new name better reflects the nature of the Company's business and will avoid any confusion associated with the perception that the Company is a venture capital or other financial service business.

The change of the Company's name will not affect in any way the validity or transferability of currently outstanding stock certificates or the trading of the Company's securities. If this proposal is approved, the stockholders will not be required to surrender or exchange any stock certificates currently held by them. As soon as practicable, following the approval of this proposal and the filing of the Amendment with the Secretary of the State of Delaware changing the Company's name to DHB Industries, Inc., all new share certificates issued by the Company will be printed with the Company's new name.

Under Delaware law, a change in the name of a Delaware corporation requires both directors' and stockholders' approval of an amendment to the corporation's
Certificate of Incorporation to reflect the new corporate name. The Board of Directors has adopted the following resolution to amend the first section of the Company's Certificate of Incorporation to reflect that the name of the Company shall be DHB Industries, Inc.:

         RESOLVED, that the Certificate of Incorporation be amended to change the name of the Company from DHB Capital Group Inc. to DHB Industries, Inc., and for that purpose to amend Article First thereof to read in its entirety as follows:

         "FIRST: The name of the Corporation is DHB Industries, Inc."

The affirmative vote of a majority of shares outstanding and entitled to vote is necessary to approve this proposal.


            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                           APPROVAL OF THE NAME CHANGE


                                   PROPOSAL 3

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Paritz & Company P.A., as the Company's auditors for the year ending December 31, 2001. The Board of Directors requests the ratification of the appointment of Paritz & Company P.A. by the stockholders at the Annual Meeting.

Aggregate fees billed for the audit of the Company's annual financial statements, tax returns and the quarterly analysis of the financial statements in 2000 were $55,000. The Audit Committee has considered whether the provision of tax preparation services is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected the auditors' independence.

Paritz and Company P.A. has served as the independent accountants for the Company since 1999. A representative of Paritz and Company P.A. is expected to be present at the meeting and will have the opportunity to make statements if he desires to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the Common Shares present, in present or represented by proxy, is required for ratification of the appointment of Paritz and Company P.A. as the independent accountants.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
           RATIFICATION OF THE APPOINTMENT OF PARITZ AND COMPANY P.A.


                                  ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (without exhibits) as filed with the Securities and Exchange Commission is being mailed to stockholders with this Proxy Statement.

                                FUTURE PROPOSALS

If any  Stockholder  wishes  to submit a  proposal  for  inclusion  in the Proxy
Statement for the Company's 2002 Annual Meeting, the rules of the SEC require that such proposal be received at the Company's principal executive office by a reasonable time prior to January 31, 2002. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                                  OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

                             DHB CAPITAL GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dawn Schlegel with the power of substitution, as Proxy of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 555 Westbury Ave. Carle Place, NY 11514 at 5:00 PM local time on July 20, 2001 and at any adjournment thereof. This Proxy hereby revokes any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY STATEMENT AND "FOR" PROPOSALS 2 AND 3.

     [X] Please mark your votes as in this example.

1.   To elect as directors, all the persons names below.   [ ] For  [ ] Withheld

     David H. Brooks                    Gary Nadelman      Jerome Krantz
     Morton A. Cohen                    Dawn M. Schlegel

     To Withhold Your Vote For One Or More Nominees, Write That Nominee's Name In the Space Provided Below:

     ---------------------------------------------------------------------------

2.   To approve the change in the name of the Company to "DHB Industries, Inc."

     For:________               Against: ___________         Abstain: __________

     ---------------------------------------------------------------------------

3. To ratify the appointment of Paritz and Company P.A. as auditors of the Company for 2001.

     For:________               Against: ___________         Abstain: __________

4. In its discretion, the proxy is authorized to vote upon such business as may properly come before the meeting.

     (Signature should conform exactly to name shown on the proxy. When joint tenants hold shares, both should sign. Executors, administrators, guardians, trustees, attorney and officers signing for corporations should give full title).

     Date: _______________________________________________

     Signature: _____________________Signature if held jointly:  _______________

     Date, sign and return this Proxy promptly using the enclosed envelope.


----------------------------------------- ---------------- -------------- -------------- -------------
Company/Index/Market                             6/4/98        12/31/98     12/31/99       12/31/00
----------------------------------------- ---------------- -------------- -------------- -------------
DHB Capital Group                                  100.00         110.81
----------------------------------------- ---------------- -------------- -------------- -------------
Medical Appliance/ Equipment                       100.00         134.18
----------------------------------------- ---------------- -------------- -------------- -------------
Nasdaq Market Index                                100.00         147.73
----------------------------------------- ---------------- -------------- -------------- -------------




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